---------------                                        ----------------
     Number                                                 Shares
---------------                                        ----------------


COMMON STOCK                     (HLM LOGO)  HLM
                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 404217 10 1


                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS



This certifies that






is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF
                                HLM DESIGN, INC.
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
          FIRST UNION NATIONAL BANK
               (Charlotte, North Carolina)
                                                       TRANSFER AGENT
                                                         AND REGISTRAR

BY

                                                       AUTHORIZED SIGNATURE


/s/ Vernon B. Brannon              (SEAL)              /s/ Joseph M. Harris
SENIOR VICE PRESIDENT                                  CHAIRMAN AND PRESIDENT

                                HLM DESIGN, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common            UNIF GIFT MIN ACT--________Custodian______
TEN ENT --as tenants by the entireties                      (Cust)             (Minor)
JT TEN  --as joint tenants with right of             under Uniform Gifts to Minors
          survivorship and not as                    Act _________________________
          tenants in common                                       (State)





    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________


                                   ---------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.



   [AMERICAN BANK NOTE GRAPHIC APPEARS HERE]   [HLM DESIGN GRAPH APPEARS HERE]